UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2017

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01 Other Events.

On July 28, 2017, Moelis & Company (the “Company”) closed the offering of 6,000,000 shares of Class A common stock, par value $0.01per share, of the Company (“Class A common stock”).

In connection with the offering, on July 25, 2017, the Company and Moelis & Company Group LP entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as underwriters (the “Underwriters”), for the issuance and sale of 6,000,000 shares of Class A common stock, at a price to the public of $42 per share, less underwriting discounts and commissions.

The proceeds of the offering will be used to repurchase the same number of shares of Class A common stock or partnership or other equity interests that are exchangeable or convertible into shares of Class A common stock from certain of the Company’s Managing Directors and former employees.  The Company will not retain any proceeds from the sale of shares of Class A common stock.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type, including an agreement by the Company and Moelis & Company Group LP to indemnify the Underwriters against certain liabilities arising out of or in connection with the sale of Class A common stock in the offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The offering and sale of the Class A common stock was made pursuant to a prospectus supplement dated July 25, 2017, to the prospectus dated December 16, 2016 that was filed as part of the Company’s registration statement on Form S-3 (File No. 333-214803) under the Securities Act of 1933, as amended, which became effective on December 16, 2016. In connection with the offering, the legal opinion as to the validity of the Class A common stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated July 25, 2017, by and among Moelis & Company, Moelis & Company Group LP, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Class A common Stock.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

	By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

Date: July 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated July 25, 2017, by and among Moelis & Company, Moelis & Company Group LP, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Class A common stock.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).